SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  October 3, 1996

                         BALCOR PENSION INVESTORS - V
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-13233
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3254673
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 5. OTHER INFORMATION
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a)  Huntington Meadows Apartments

In 1985, the Partnership funded a $9,500,000 first mortgage loan to an unaffiliated party, collateralized by the Huntington Meadows Apartments, Arlington, Texas. In January 1987, the Partnership obtained title to the property through foreclosure.

On October 3, 1996, the Partnership contracted to sell the property for a sale price of $9,300,000 to an unaffiliated party, William L. Huntley. The purchaser has deposited $50,000 into an escrow account as earnest money. An additional $150,000 is required to be deposited into the escrow account upon the purchaser's receipt of a commitment for financing. The remainder of the sale price will be payable in cash at closing, scheduled to occur no later than December 15, 1996. From the proceeds of the sale, the Partnership will pay $186,000 to an unaffiliated party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee for services rendered in connection with the sale of the property of up to $93,000. The Partnership will receive the remaining proceeds of approximately $9,021,000, less closing costs. Of such proceeds $200,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 60 days after closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

b)  Granada Apartments

As previously reported, on September 17, 1996, the Partnership contracted to sell the Granada Apartments, Tampa, Florida, to an unaffiliated party, Housing Systems, Incorporated, a Georgia corporation, for a sale price of $2,850,000. The closing of the sale has been extended from October 31, 1996 to November 20, 1996.

c)  Plantation Apartments

As previously reported, on September 17, 1996, the Partnership contracted to sell the Plantation Apartments, Tampa, Florida, to an unaffiliated party, Housing Systems, Incorporated, a Georgia corporation, for a sale price of $3,550,000. The closing of the sale has been extended from October 31, 1996 to November 20, 1996.
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d)  The Glades on Ulmerton Apartments

As previously reported, on September 17, 1996, the Partnership contracted to sell The Glades on Ulmerton Apartments, Largo, Florida, to an unaffiliated party, Housing Systems, Incorporated, a Georgia corporation, for a sale price of $6,500,000. The closing of the sale has been extended from October 31, 1996 to November 20, 1996.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (99) (a) Agreement of Sale and attachments thereto relating to the sale of the Huntington Meadows Apartments, Arlington, Texas.

               (b) Letter agreement dated October 7, 1996, relating to the sale of the Granada Apartments, Tampa, Florida.

               (c) Letter agreement dated October 7, 1996, relating to the sale of the Plantation Apartments, Tampa, Florida.

               (d) Letter agreement dated October 7, 1996, relating to the sale of The Glades on Ulmerton Apartments, Largo, Florida.

     No information is required under Items 1, 2, 3, 4, 6 and 8 and these items have, therefore, been omitted.
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Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         BALCOR PENSION  INVESTORS-V

                         By: Balcor Mortgage Advisors-V, an Illinois general partnership, its general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary

Dated:  October 17, 1996
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